WCM International Long-Term Growth Fund

Investor Class Shares – WILGX

Institutional Class Shares – WCMTX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated September 29, 2021, to the

Prospectus and Statement of Additional Information (“SAI”)

dated September 1, 2021.

Effective immediately, the Prospectus and SAI are updated as follows:

The “Portfolio Managers” section beginning on page 68 of the Prospectus is deleted in its entirety and replaced with the following:

The portfolio management team is comprised of Sanjay Ayer, CFA, Portfolio Manager, Paul R. Black, President and co-CEO, Michael Hayward, Portfolio Manager, Gregory S. Ise, CFA, Portfolio Manager, and Michael B. Trigg, Portfolio Manager. Messrs. Ayer, Black, Hayward, Ise and Trigg have served as portfolio managers of the Fund since its inception. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

All additional references to the portfolio management team for the WCM International Long-Term Growth Fund in the Prospectus and SAI are updated to remove Peter J. Hunkel and add Gregory S. Ise.

Please retain this Supplement with your records.

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